                                                                 EXHIBIT h(3)(b)

                             MEMORANDUM OF AGREEMENT


         This Memorandum of Agreement is entered into as of the date indicated on Exhibit "A" between AIM Advisor Funds, AIM Equity Funds, AIM Floating Rate Fund, AIM Funds Group, AIM Growth Series, AIM International Funds, Inc., AIM Investment Funds, AIM Investment Securities Funds, AIM Select Real Estate Income Fund, AIM Series Trust, AIM Summit Fund, AIM Tax-Exempt Funds, AIM Variable Insurance Funds, Short-Term Investments Co., Short-Term Investments Trust, and Tax-Free Investments Co. (each a "Company" and collectively, the "Companies"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Funds"), and A I M Advisors, Inc. ("AIM").

         For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Companies and AIM agree as follows:

         1. Each Company, for itself and its Funds, and AIM agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, AIM will not charge any administrative fee under each Fund's advisory agreement in connection with securities lending activities.

         2. Neither a Company nor AIM may remove or amend the fee waivers to a Company's detriment prior to requesting and receiving the approval of the Fund's Board to remove or amend such fee waiver as described on the attached Exhibit "A". AIM will not have any right to reimbursement of any amount so waived.

         Unless a Company, by vote of its Board of Directors/Trustees, or AIM terminates the fee waiver, or a Company and AIM are unable to reach an agreement on the amount of the fee waiver to which the Company and AIM desire to be bound, the fee waiver will continue indefinitely with respect to such Company. Exhibit "A" will be amended to reflect the new date through which a Company and AIM agree to be bound.

         Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Company or AIM with respect to any other fee waivers, expense reimbursements and/or expense limitations

         IN WITNESS WHEREOF, each Company, on behalf of itself and its Funds listed in Exhibit "A" to this Memorandum of Agreement, and AIM have entered into this Memorandum of Agreement as of the date written above.

                                       AIM ADVISOR FUNDS
                                       AIM EQUITY FUNDS
                                       AIM FLOATING RATE FUND
                                       AIM FUNDS GROUP
                                       AIM GROWTH SERIES
                                       AIM INTERNATIONAL FUNDS, INC.
                                       AIM INVESTMENT FUNDS
                                       AIM INVESTMENT SECURITIES FUNDS
                                       AIM SELECT REAL ESTATE INCOME FUND
                                       AIM SERIES TRUST
                                       AIM SUMMIT FUND
                                       AIM TAX-EXEMPT FUNDS
                                       AIM VARIABLE INSURANCE FUNDS
                                       SHORT-TERM INVESTMENTS CO.
                                       SHORT-TERM INVESTMENTS TRUST
                                       TAX-FREE INVESTMENTS CO.


                                       By: /s/ ROBERT H. GRAHAM
                                          --------------------------------------

                                       Title: President
                                             -----------------------------------



                                       A I M ADVISORS, INC.

                                       By: /s/ ROBERT H. GRAHAM
                                          --------------------------------------

                                       Title: President
                                             -----------------------------------

                                   EXHIBIT "A"


                                AIM ADVISOR FUNDS

FUND                                                  EFFECTIVE DATE                    COMMITTED UNTIL(*)
----                                                  --------------                    ------------------
AIM International Value Fund                        September 11, 2000
AIM Real Estate Fund                                September 11, 2000

                                AIM EQUITY FUNDS

FUND                                                   EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                   --------------                       ----------------
AIM Aggressive Growth Fund                             June 21, 2000
AIM Blue Chip Fund                                     June 21, 2000
AIM Capital Development Fund                           June 21, 2000
AIM Charter Fund                                       June 21, 2000
AIM Constellation Fund                                 June 21, 2000
AIM Core Strategies Fund                             December 28, 2001
AIM Dent Demographic Trends Fund                       June 21, 2000
AIM Emerging Growth Fund                               June 21, 2000
AIM Large Cap Basic Value Fund                         June 21, 2000
AIM Large Cap Core Fund                              December 28, 2001
AIM Large Cap Growth Fund                              June 21, 2000
AIM Mid Cap Growth Fund                                June 21, 2000
AIM Weingarten Fund                                    June 21, 2000

                             AIM FLOATING RATE FUND

FUND                                                  EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                  --------------                       ----------------
AIM Floating Rate Fund                               September 1, 2001

                                 AIM FUNDS GROUP

FUND                                                   EFFECTIVE DATE                       COMMITTED UNTIL*
----                                                   --------------                       ----------------
AIM Balanced Fund                                      June 1, 2000
AIM Basic Balanced Fund                             September 28, 2001
AIM European Small Company Fund                       August 30, 2000
AIM Global Utilities Fund                              June 1, 2000
AIM International Emerging Growth Fund                August 30, 2000
AIM Mid Cap Basic Value Fund                         December 27, 2001
AIM New Technology Fund                               August 30, 2000
AIM Select Equity Fund                                 June 1, 2000
AIM Small Cap Equity Fund                             August 30, 2000
AIM Value Fund                                         June 1, 2000
AIM Value II Fund                                     August 30, 2000
AIM Worldwide Spectrum Fund                          December 27, 2000



* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                AIM GROWTH SERIES

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM Basic Value Fund                           June 5, 2000
AIM Euroland Growth Fund                     September 1, 2001
AIM Mid Cap Equity Fund                      September 1, 2001
AIM Small Cap Growth Fund                   September 11, 2000

                          AIM INTERNATIONAL FUNDS, INC.

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM Asian Growth Fund                         June 21, 2000
AIM European Development Fund                 June 21, 2000
AIM Global Aggressive Growth Fund             June 21, 2000
AIM Global Growth Fund                        June 21, 2000
AIM Global Income Fund                        June 21, 2000
AIM International Equity Fund                 June 21, 2000

                              AIM INVESTMENT FUNDS

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------

AIM Developing Markets Fund                  September 1, 2001
AIM Global Biotech Fund                      December 28, 2001
AIM Global Energy Fund                       September 1, 2001
AIM Global Financial Services Fund          September 11, 2000
AIM Global Health Care Fund                  September 1, 2001
AIM Global Infrastructure Fund              September 11, 2000
AIM Global Telecommunications and
     Technology Fund                         September 1, 2001
AIM Strategic Income Fund                    September 1, 2001

                         AIM INVESTMENT SECURITIES FUNDS

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM High Yield Fund II                        June 1, 2000
AIM High Yield Fund                           June 1, 2000
AIM Income Fund                               June 1, 2000
AIM Intermediate Government Fund              June 1, 2000
AIM Limited Maturity Treasury Fund            June 1, 2000
AIM Money Market Fund                         June 1, 2000
AIM Municipal Bond Fund                       June 1, 2000
AIM Total Return Bond Fund                  December 28, 2001

                       AIM SELECT REAL ESTATE INCOME FUND

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM Select Real Estate Income Fund             May 31, 2002



* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                                AIM SERIES TRUST

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM Global Trends Fund                       September 1, 2001

                                 AIM SUMMIT FUND

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM Summit Fund                               July 24, 2000

                              AIM TAX-EXEMPT FUNDS

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM High Income Municipal Fund                June 1, 2000
AIM Tax-Exempt Cash Fund                      June 1, 2000
AIM Tax-Free Intermediate Fund                June 1, 2000

                          AIM VARIABLE INSURANCE FUNDS

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
AIM V.I. Aggressive Growth Fund                 May 1, 2000
AIM V.I. Balanced Fund                          May 1, 2000
AIM V.I. Basic Value Fund                   September 10, 2001
AIM V.I. Blue Chip Fund                         May 1, 2000
AIM V.I. Capital Appreciation Fund              May 1, 2000
AIM V.I. Capital Development Fund               May 1, 2000
AIM V.I. Core Equity Fund                       May 1, 2000
AIM V.I. Dent Demographic Trends Fund           May 1, 2000
AIM V.I. Diversified Income Fund                May 1, 2000
AIM V.I. Global Utilities Fund                  May 1, 2000
AIM V.I. Government Securities Fund             May 1, 2000
AIM V.I. Growth Fund                            May 1, 2000
AIM V.I. High Yield Fund                        May 1, 2000
AIM V.I. International Growth Fund              May 1, 2000
AIM V.I. Mid Cap Core Equity Fund           September 10, 2001
AIM V.I. Money Market Fund                      May 1, 2000
AIM V.I. New Technology Fund                    May 1, 2000
AIM V.I. Premier Equity Fund                    May 1, 2000

                           SHORT-TERM INVESTMENTS CO.

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
Liquid Assets Portfolio                       June 1, 2000
Prime Portfolio                               June 1, 2000



* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.

                          SHORT-TERM INVESTMENTS TRUST

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
Government & Agency Portfolio                 June 1, 2000
Government TaxAdvantage Portfolio             June 1, 2000
Treasury Portfolio                            June 1, 2000

                            TAX-FREE INVESTMENTS CO.

FUND                                          EFFECTIVE DATE                    COMMITTED UNTIL*
----                                          --------------                    ----------------
Cash Reserve Portfolio                        June 1, 2000



* Committed until the Company or AIM requests and receives the approval of the Company's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Fund.